BUSINESS LOAN AGREEMENT


Borrower: Scientific Industries, Inc.
70 Orville Drive
Bohemia, NY 11716

Lender: JPMorgan Chase Bank, NA
New Hyde Park Business Banking LPO
1985 Marcus Avenue, Entry Level
New Hyde Park, NY 11042

THIS BUSINESS LOAN AGREEMENT with effect as of the date set forth below is made and executed between Scientific Industries, Inc. {"Borrower"} and JPMorgan Chase Bank, NA {"Lender"} on the following terms and conditions: Borrower has received or has applied to receive a commercial loan or loans or other financial accommodations from Lender. All such loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including any and all subsequent amendments, additions, substitutions, renewals and refinancings thereof, except as otherwise may be expressly agreed by and between Borrower and Lender in any Exhibit which may be attached to this Agreement or any written document between Borrower and Lender excluding such document from this Agreement, are referred to in this Agreement as the "Loan" and collectively as the "Loans". Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement, and (B) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

CONDITIONS PRECEDENT. This Agreement and Lender's obligation to make the initial Advance and each subsequent Advance shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents, which conditions include, without limitation, the following:

   Related Documents. Borrower shall provide to Lender the Note and all of the Related Documents, all in form and substance satisfactory to Lender and Lender's counsel.

   Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to, and covenants and agrees with, Lender that, as of the date of this Agreement, as of the date of each Advance, as of the date of any renewal, extension or modification, and at all times any Indebtedness exists:

   Organization. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Borrower is duly authorized to transact business in the State of New York and all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 70 Orville Drive, Bohemia, NY 11716. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

   Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of Borrower's articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties. Borrower has the power and authority to execute and deliver the Note and the Related Documents and, if applicable, to grant Collateral as security for the Indebtedness.

   Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

   Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

   Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

   Environmental Matters and Indemnity. Except as disclosed to Lender in writing prior to the execution of this Agreement, Borrower represents and warrants that: (1) During the period of ownership, use or control of the Assets (which term, for all purposes of this section, shall include all plants, sites and facilities presently or formerly owned, operated, controlled or leased by the Borrower or any Grantor), (a) there has been no violation of any Environmental Laws, and (b) there has been no use, generation, manufacture, storage, treatment, refinement, transportation, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Assets; (2) Borrower has no knowledge of, or reason to believe that, during the period prior to the ownership, use or control of any of the Assets (as defined in clause
(1) above) by Borrower or any Grantor, there has been (a) any breach or violation of any Environmental Laws by any prior owners or occupants of any of the Assets, or (b) any use, generation, manufacture, storage, treatment, refinement, transportation, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Assets; and (3) neither Borrower nor any Grantor have r eceived any notice of, nor have any knowledge of, any actual or threatened claim, legal proceeding or investigation regarding Borrower, any Grantor or any of the Assets (as defined in clause (1) above) related to Environmental Laws. The representations and warranties, contained herein are based on Borrower's due diligence in investigating all of the Assets for Hazardous Substances.

Borrower hereby (1) releases and waives any future claims against any Indemnified Party for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to defend, indemnify and hold harmless each Indemnified Party against any and all obligations, actions, judgments, suits, claims, losses, liabilities, damages, penalties, disbursements, costs and expenses (including, without limitation, reasonable attorneys' and consultants' fees), of any kind or nature, which any Indemnified Party may directly or indirectly sustain or suffer resulting from, relating to, arising out of or arising as a consequence of (a) any breach of this section or the "Environmental Compliance and Reports" section below, (b) any use, generation, manufacture, storage, treatment, refinement, transportation, disposal, release, or threatened release of any Hazardous Substance on, under, about or from any of the Assets, whether occuring during or prior to Borrower's or any Grantor's ownership of any of the Assets, and whether or not the same was or should have been known to Borrower,
(c) any investigatory or remedial action involving any of the Assets, the operations conducted at any of the Assets or any other operations of Borrower, any Grantor or any occupant at any of the Assets that is required by any Environmental Laws and (d) the contamination of any of the Assets by any Hazardous Substances, by any means whatsoever (including, without limitation, any migration of any Hazardous Substances onto any of the Assets, present or future). BORROWERSHALL INDEMNIFY
THE RESPECTIVEINDEMNIFIED PARTY REGARDLESS OF WHETHER THE ACT,
OMISSION, FACTS, CIRCUMSTANCE OR CONDITIONS GIVING RISE TO SUCH INDEMNIFICATION WERE CAUSED IN WHOLE OR IN PART BY THE RESPECTIVE INDEMNIFIED PARTY'S SIMPLE {BUT NOT GROSS} NEGLIGENCE. The provisions of this section, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's or any other Indemnified Party's acquisition of any interest in any of the Assets, whether by foreclosure or otherwise.

   Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial



BUSINESS LOAN AGREEMENT
(Continued)
Page 2


condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

   Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

   Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security
Agreements, or permitted the filing or attachment of any Security
Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Indebtedness.

   Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

   Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

   Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

   Financial Statements. Furnish Lender with the following:

      Annual Statements. As soon as available, but in no event later than one-hundred-twenty (120) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

   Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

   Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

   Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured;
(3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

   Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

  Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

   Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.

   Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

   Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

   Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

   Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

   Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other Assets and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

   Environmental Compliance and Reports. Neither Borrower, nor any Grantor, tenant, contractor, agent or other authorized user of any of the Assets shall use, generate, manufacture, store, treat, refine, transport, dispose of, or release any Hazardous Substance on, under, about or from any of the Assets. Borrower will at all times comply, and will cause any Grantor to comply, with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws. Borrower will furnish to Lender as soon as possible and in any event within 10 days after receipt by the Borrower or any Grantor, a copy of (a) any notice or claim to the effect that Borrower or any Grantor is or may be liable to any person as a result of the release by Borrower or any Grantor or any other person of any Hazardous
Substances into the environment and (b) any notice alleging any violation of any Environmental Law by Borrower or any Grantor.
Borrower will permit, and will cause any Grantor to permit, Lender, by its representatives and agents, to enter upon and test any of the Assets, and inspect any of Borrower's or any Grantor's books and records, all at such reasonable times and intervals as Lender may designate, in order to determine Borrower's and any Grantor's compliance with both this section and the "Environmental Matters and Indemnify" section above. Any such inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability of the part of Lender to Borrower, any Grantor, or any other person.

   Change of Location. Immediately notify Lender in writing of any additions to or changes in location of Borrower's businesses, principal office, or Collateral, other than in the ordinary course of business.

   Title to Assets and Property. Maintain good and marketable title to all of Borrower's Assets and property.

   Other Information. From time to time Borrower will provide Lender with such other information as Lender may reasonably request. Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on


BUSINESS LOAN AGREEMENT
(Continued)
Page 3


Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral All such expenditures incurred or paid by Lender for such purposes, with the exception of insurance premiums paid by Lender with respect to motor vehicles, but including the payment of attorneys' fees and expenses, will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand, (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy, (2) the remaining term of the Note, or (3) be treated as a balloon payment which will be due and payable at the Note's maturity. Any Collateral also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

   Debts and Indebtedness. (1) Except for trade debt incurred in the normal course of business and Indebtedness to Lender, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's Assets (except as allowed as Permitted Liens), or (3) sell with or without recourse any of Borrower's accounts, except to Lender.

   Additional Financial Restrictions. Loans, Acqisitions and Guaranties. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity except the purchase transaction contemplated by the Borrower in a Letter of Intent dated May 5, 2011, and (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

   Indebtedness. Notwithstanding any other covenant in this Agreement, without the prior written consent of Lender, create, incur or assume additional indebtedness for borrowed money, including capital leases, or guaranty any indebtedness owing by others, other than (A) current unsecured trade debt incurred in the ordinary course of business, (B) indebtedness owing to Lender, (C) borrowings outstanding as of the date hereof and disclosed to Lender in writing, (D) a loan from University of Maryland Baltimore County of up to $230,000.00, as further described in the Letter of Intent dated May 5, 2011 .

   Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged,
(2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (3) pay any dividends or make any other distributions on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock,
(4) purchase, redeem or retire any of Borrower's outstanding shares, or (5) alter or amend Borrower's capital structure.

   Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

   Agreements. Borrower will not enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith. RIGHT OF SETOFF. Borrower grants to Lender a security interest in, as well as a right of setoff against, and hereby assigns, conveys, delivers, pledges and transfers to Lender, as security for repayment of the Indebtedness, all Borrower's right, title and interest in and to all Borrower's accounts (whether checking, savings, or some other account) with Lender or any subsidiary or affiliate of JPMorgan Chase & Co.
(each hereinafter referred to as a "Lender Affiliate") and all other obligations at any time owing by Lender or any Lender Affiliate to Borrower. This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, without prior notice to Borrower and irrespective of (i) whether or not Lender has made any demand under the Note or the Related Documents or (ii) whether such Indebtedness is contingent, matured or unmatured, to the extent permitted by law, to collect, charge and/or setoff all sums owing on the Indebtedness against any and all such accounts and other obligations, and, at Lender's option, to administratively freeze or direct a Lender Affiliate to administratively freeze all such accounts and other obligations to allow Lender to protect Lender's security interest, collection, charge and setoff rights provided in this paragraph.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

   Payment Default. Borrower fails to make any payment when due under the Loan. Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

   Transfer of Assets. Borrower leases, sells, or otherwise conveys, or agrees to lease, sell, or otherwise convey, a material part of its Assets or business outside of the ordinary course of business.

   Defaults with Respect to Third Parties. Borrower fails to make any payment when due or fails to comply with or perform any term, obligation, covenant or condition contained in any agreement between any other person and Borrower. False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement, the Note, or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter

   Judgments or Decrees. One or more judgments or decrees shall be entered against the Borrower and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal.

  Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

   Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

   Creditor or Forfeiture Proceedings. Commencement of foreclosure, replevin, repossession, attachment, levy, execution, or forfeiture proceedings, whether by judicial proceeding, self-help, or any other method, by any creditor of Borrower, or by any governmental agency against the Collateral or any assets of Borrower. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

   Failure to Comply with Laws. Borrower fails to comply with all applicable statutes, laws, ordinances and governmental rules, regulations and orders to which it is subject or which are applicable to its business, property and assets.

   Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

   Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

   Events Affecting Guarantor. Any of the preceeding Events of Default occurs with respect to any guarantor of the Indebtedness as if the word "guarantor" were substituted for the word "Borrower" in such Event of Default, or any guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty.

   Events Affecting Grantor. Any of the preceding Events of Default occurs with respect to any grantor, pledgor or obligor of the Indebtedness as if "grantor", "pledgor" or "obligor" were substituted for the word "Borrower" in such Event of Default, or any grantor, pledgor, or obligor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Related Document or agreement.

Insecurity. Lender in good faith believes itself insecure.



BUSINESS LOAN AGREEMENT
(Continued)
Page 4


EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further loan Advances or disbursements), and, at lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect lender's right to declare a default and to exercise its rights and remedies.

JURY WAIVER. THE UNDERSIGNED AND lENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARilY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONAllY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND lENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, THE RELATED DOCUMENTS, OR ANY RELATIONSHIP BETWEEN OR AMONG THE UNDERSIGNED AND lENDER WHETHER ANY SUCH RIGHT NOW OR HEREAFTER EXISTS. THIS PROVISION IS A MATERIAL INDUCEMENT TO lENDER TO PROVIDE THE FINANCING
EVIDENCED BY THIS DOCUMENT AND THE RELATED DOCUMENTS.

GOVERNING lAW. The lender's loan production office for this transaction is located at the address and in the State (the "lPO State") indicated in the lPO address or the loan production office address on the first page of this document. This document will be governed by and interpreted in accordance with federal law and the laws of the lPO State, except for matters related to interest and the exportation of interest, which matters shall be governed by and interpreted in accordance with federal law (including, but not limited to, statutes, regulations, interpretations and opinions) and the laws of the State of Ohio. However, if there is ever a question about whether any provision of this document is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction which is evidenced by this document has been made in the State of Ohio.

VENUE. If there is a lawsuit, the undersigned agrees to submit to the jurisdiction of the courts of the county in the lPO State in which the lender's loan production office is located.

EXCLUSION FROM lOAN AGREEMENT. lender and Borrower hereby agree that, in addition to any loan or financial accommodation described on any Exhibit attached to this Agreement, if any, the following types of loans or financial accommodations, whether now existing or hereafter arising, are excluded from this Agreement: (i) any transaction that is supported by a U. S. Small Business Administration guaranty, (ii) any construction loan governed by a construction loan agreement, (iii) any agricultural loan governed by an agricultural loan agreement, (iv) any bond or bond-related transaction, and (v) any credit extended for personal, family or household purposes.

USE OF lOAN PROCEEDS. No portion of any Advance or loan shall be used directly or indirectly to purchase ineligible securities, as defined by applicable regulations of the Federal Reserve Board, underwritten by any affiliate of JPMorgan Chase & Co. during the underwriting period and for 30 days thereafter.

ADDITIONAL PROVISION REGARDING INDEMNIFICATION. Notwithstanding anything that may be contained in this Agreement, lender will not exercise its right to collect the Grantor's accounts and notify the Grantor's account debtors to make payments to lender until an Event of Default has occurred.

MISCEllANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

   Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

   Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of lender's costs and expenses, including lender's reasonable attorneys' fees and lender's legal expenses, incurred in connection with the enforcement of this Agreement. lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

   Consent to loan Participation. Borrower agrees and consents to lender's sale or transfer, whether now or later, of one or more participation interests in the loan to one or more purchasers, whether related or unrelated to lender. lender may provide, without any limitation whatsoever, to anyone or more purchasers, or potential purchasers, any information or knowledge lender may have about
Borrower or about any other matter relating to the loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against lender or against any purchaser of such a participation interest and unconditionally agrees that either lender or such purchaser may enforce Borrower's obligation under the loan irrespective of the failure or insolvency of any holder of any interest in the loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against lender.

   Indemnification. Borrower agrees to indemnify, defend and hold each of the Indemnified Parties harmless from and against any and all liabilities, obligations, claims, losses, damages, penalties, fines, forfeitures, actions, judgments, suits, costs, expenses, and disbursements of any kind or nature (including, without limitation, lender's attorneys' fees) (collectively, "Claims") which may be imposed upon, incurred by or assessed against any Indemnified Party (whether or not caused by any Indemnified Party's sole, concurrent, or contributory negligence) arising in connection with this Agreement, any Related Document, or any of the Assets (including, without limitation, the enforcement of this Agreement and the Related Documents and the defense of any Indemnified Party's action or inaction in connection with this Agreement and the Related Documents) or in connection with the Borrower's failure to perform all of Borrower's obligations under this Agreement or any Related Document, except to the limited extent that the claims against any such Indemnified Party are proximately caused by such Indemnified Party's gross negligence or willful misconduct. The Indemnification provided for in this section shall survive the termination of this Agreement and shall extend to and continue to benefit each individual or entity who is or has at any time been an Indemnified Party.

   Borrower's indemnity obligations under this section shall not in any way be affected by the presence or absence of covering insurance, or insurance policy or policies affecting the Assets and/or Borrower's business activities. Should any claim, action or proceeding be made or brought against any Indemnified Party by reason of any event as to which Borrower's indemnification obligations apply, then, upon such Indemnified Party's demand, Borrower, at its sole cost and expense, shall defend such claim, action or proceeding in Borrower's name, if necessary, by the attorneys for Borrower's insurance carrier (if such claim, action or proceeding is covered by insurance), or otherwise by such attorneys as such Indemnified Party shall approve. lender may also elect to engage its own attorneys at its reasonable discretion to defend Borrower or any Indemnified Party and to assist in their defense, and Borrower agrees to pay the fees and disbursements of such attorneys upon lender's request.

   No Waiver by lender. lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by lender. No delay or omission on the part of lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by lender of a provision of this Agreement shall not prejudice or constitute a waiver of lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by lender, nor any course of dealing between lender and Borrower, or between lender and any Grantor, shall constitute a waiver of any of lender's rights or of any of Borrower's or any Grantor's, obligations as to any future transactions. Whenever the consent of lender is required under this Agreement, the granting of such consent by lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of lender.

   Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by lender to any Borrower is deemed to be notice given to all Borrowers.



BUSINESS LOAN AGREEMENT
(Continued)
Page 5


   Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

   Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind Borrower's successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

   Survival of Representations and Warranties. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

   Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the New York Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

   Advance. The word "Advance" means a disbursement of loan funds made, or to be made, to or for the benefit of Borrower and, if applicable, includes the issuance by or on behalf of Lender of any letters of credit for the account of Borrower and the extension of any loans or other credit accommodations by Lender to Borrower.

   Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

   Assets. The word "Asset" means any property or interest in property of any kind or description of Borrower or any Grantor, or any property or interest in property of any Grantor which is subject to a security interest in favor of Lender, whether such assets are real, personal, tangible, intangible, or mixed, and whether such assets are owned, leased or operated by Borrower, or any such Grantor.

   Borrower. The word "Borrower" means Scientific Industries, Inc., and all other persons and entities signing the Note in whatever capacity.

   Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, security deed, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

   Default. The word" Default" means the Default set forth in this Agreement in the section titled" Default".

   Environmental Laws. The words "Environmental Laws" mean any and all federal, state, local and foreign statutes, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

   Event of Default. The words" Event of Default" mean any of the events set forth in the section of this Agreement entitled" Default".

   GAAP. The word "GAAP" means generally accepted accounting principles. Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

   Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

   Hazardous Substances. The words "Hazardous Substances" mean all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

   Indebtedness. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents, together with interest on such amounts as provided in this Note, and all obligations, debts and liabilities, plus interest thereon, of Borrower, or anyone or more of them, to Lender, as well as claims by Lender against Borrower or anyone or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated and whether Borrower may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be hereafter may become barred by any statute of limitations, and whether the obligation to repay such amount may be or hereafter may become otherwise unenforceable, and further includes, without limitation, all principal, interest, and other amounts, costs and expenses payable under the Related Documents, whether executed by the Borrower or by any other person or entity, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Related Documents, together with the interest thereon as provided in the Related Documents.

   Indemnified Parties. The words "Indemnified Parties" mean the
Lender and each of its affiliates, and each of their respective shareholders, directors, offices, employees and agents.

   Lender. The word "Lender" means JPMorgan Chase Bank, NA, its successors and assigns.

   Note. The word "Note" means any and all promissory note or notes which evidence Borrower's Loans in favor of Lender, as well as any amendment, modification, renewal and replacement thereof.

   Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender;
(2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; and (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing.

   Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now existing or hereafter arising, executed in connection with the Indebtedness.

   Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

   Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

   Subordinated Debt. The words "Subordinated Debt" mean all present and future obligations, liabilities, claims, rights and demands of any kind which may be owing from Borrower to any creditor, other than Lender, to include, without limitation, principal, interest, costs,


BUSINESS LOAN AGREEMENT
(Continued)
Page 6


attorney's fees, sums paid for protecting the rights of a holder of security, all contingent obligations (such as a guaranty) and all other obligations of any nature whatsoever owed to such a creditor, which have been subordinated in all respects to the Indebtedness owed to Lender by written agreement acceptable to Lender to include, without limitation, deferral of any payment of principal to the creditor, deferral of interest payments upon occurrence of any Event of Default, and subordination of any Security Interest of such creditor until all Indebtedness is paid.

   Tangible Net Worth. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e. goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total liabilities excluding Subordinated Debt.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED JUNE 14,2011.

BORROWER:

SCIENTIFIC INDUSTRIES, INC.
By: /s/Helena R. Santos         By: /s/Robert P. Nichols
________________________           _____________________
Helena Santos, President of     Robert Nichols, Executive President
Scientific Industries, Inc.     of Scientific Industries, Inc.

LENDER:
JPMORGAN CHASE BANK, NA
By:
_______________________
Authorized signer